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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (date of earliest event reported): DECEMBER 30, 1999



                          DYNAMIC MATERIALS CORPORATION
               (Exact Name of Registrant as Specified in Charter)




           Delaware                   08328              84-0608431
 (State or Other Jurisdiction      (Commission        (I.R.S. Employer
       of Incorporation)           File Number)      Identification No.)



                551 ASPEN RIDGE DRIVE, LAFAYETTE, COLORADO 80026
               (Address of principal executive offices, zip code)



    Registrant's telephone number, including area code: (303) 665-5700


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report

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

ITEM 5.   OTHER EVENTS

     The Company entered into a First Amendment to the Deferral and Waiver Agreement by and between Keybank National Association and Dynamic Materials Corporation, dated as of December 30, 1999, pursuant to which (i) certain principal payments were deferred until March 30, 2000 and (ii) covenant defaults were waived until March 30, 2000. The First Amendment is attached hereto as
Exhibit 99.1.

     On January 10, 2000 the company issued a press release wherein it disclosed discussions with SNPE, Inc. regarding possible business combinations. The Press Release dated January 10, 2000 is attached hereto as Exhibit 99.2.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DYNAMIC MATERIALS CORPORATION
                                   (Registrant)


Date:  January 10, 2000         By:/s/  Richard A. Santa
                                   -------------------------------------------
                                   Vice President-Finance, and
                                   Chief Financial Officer


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

                                  EXHIBIT INDEX

99.1 FIRST AMENDMENT TO DEFERRAL AND WAIVER AGREEMENT, dated as of December 30, 1999 by and between KEYBANK NATIONAL ASSOCIATION, a national banking association (Lender) and DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the Company).

99.2 Press Release dated January 10, 2000


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